UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2014

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-170802 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 10, 2014, the board of directors (the "Board of Directors") of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) extended the term of NorthStar Healthcare’s initial public offering of common stock (the "Offering") until August 7, 2015.

In addition, NorthStar Healthcare is party to a Second Amended and Restated Distribution Support Agreement with NorthStar Healthcare’s sponsor, NorthStar Realty Finance Corp. (the “Sponsor”), dated as of February 4, 2013 (the “Distribution Support Agreement”), pursuant to which the Sponsor agreed to purchase up to an aggregate of $10.0 million in shares of NorthStar Healthcare’s common stock (which includes shares purchased by an affiliate of the Sponsor in order to satisfy the Offering's minimum offering amount) during the two-year period following commencement of the Offering, in order to provide additional support to pay distributions to NorthStar Healthcare’s stockholders at a rate of at least 6.75% per annum on stockholders’ invested capital. The Offering commenced on August 7, 2012 and in connection with the extension of the Offering, the Board approved, and NorthStar Healthcare entered into, an amended and restated Distribution Support Agreement that extends the term of the Distribution Support Agreement until August 7, 2015. All other terms of the Distribution Support Agreement remain in effect without modification.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, the agreement filed as an exhibit to this Current Report on Form 8-K, which agreement is incorporated by reference herein.

Item 8.01. Other Events
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Third Amended and Restated Distribution Support Agreement, dated as of April 10, 2014, by and between NorthStar Realty Finance Corp. and NorthStar Healthcare Income, Inc.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, whether or not the Sponsor fulfills its obligations under the Distribution Support Agreement, the impact of any losses from our properties on cash flows and returns, market rental rates and property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, the impact of local economics, the ability to successfully implement an exit strategy, availability of investment opportunities, availability of capital, the ability to achieve its targeted returns, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: April 11, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amended and Restated Distribution Support Agreement, dated as of April 10, 2014, by and between NorthStar Realty Finance Corp. and NorthStar Healthcare Income, Inc.

4